Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Schedule of Prepayments of Flight Equipment	Movements in prepayments on flight equipment during the years ended December 31, 2024 and 2023 were as follows:

	Year Ended December 31,
	2024	2023
Prepayments on flight equipment at beginning of period	$3,576,187	$3,806,602
Prepayments and additions during the period, net	1,418,813	1,463,929
Interest paid and capitalized during the period, net	122,467	125,944
Prepayments and capitalized interest applied to the purchase of flight equipment	(1,657,171)	(1,820,288)
Prepayments on flight equipment at end of period	$3,460,296	$3,576,187

Unrecorded Unconditional Purchase Obligations Disclosure
The following table presents our contractual commitments for the purchase of flight equipment as of December 31, 2024:

	2025	2026	2027	2028	2029	Thereafter	Total
	(U.S. Dollars in millions)
Purchase obligations (a) (b)	$5,619.0	$6,002.1	$3,662.1	$1,215.1	$—	$161.0	$16,659.3

(a)As of December 31, 2024, we had commitments to purchase 296 aircraft (including four purchase-and-leaseback transactions), 85 engines and 11 helicopters through 2030. The timing of our purchase obligations is based on current estimates and incorporates expected delivery delays into the table above. In addition, we have the right to reschedule the delivery dates of certain of our aircraft to future dates.
(b)We are also party to a contingent purchase agreement with Airbus for up to 52 additional A320neo Family aircraft currently on order by one of our lessees and scheduled to deliver between 2029 and 2031. Under this agreement, we will purchase these aircraft in the event that the purchase agreement between Airbus and the lessee is terminated, subject to certain conditions. The above table does not include any amounts related to this contingent purchase agreement.